                                                                EXHIBIT 10.9 (a)


                      FIRST AMENDMENT TO SECURITY AGREEMENT

         This FIRST AMENDMENT TO SECURITY AGREEMENT (this "Agreement"), dated as of May 31, 1996 (the "Amendment"), is made by and between CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation (the "Borrower") and NBD BANK, a national banking association, as administrative agent for the Banks and the Co-Agents (each as defined below) (in such capacity, the "Agent").

         WHEREAS, the Borrower, NBD Bank, as agent, and the Banks entered into a Revolving Credit Agreement, dated as of October 5, 1995, (as amended prior to the date hereof, the "Original Agreement"), and;

         WHEREAS, the Borrower, the Agent and the Banks have agreed to amend and restate the Original Agreement pursuant to an Amended and Restated Revolving Credit and Term Loan Agreement, dated as of the date hereof, by and among the Borrower, the Agent, The First National Bank of Boston, as Documentation Agent (and together with the Agent, the "Co-Agents"), and the lending institutions from time to time listed on Schedule 1 thereto (the "Banks") (as further amended and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Agent are parties to a Security Agreement, dated as of October 5, 1995 (as further amended and in effect from time to time, the "Security Agreement");

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Borrower enter into this Amendment amending the terms of the Security Agreement (as is in effect prior to the effectiveness hereof, the "Existing Security Agreement");

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. CREDIT AGREEMENT REFERENCES. The parties hereto acknowledge and agree that each reference to the Original Agreement, however so defined, in the Existing Security Agreement includes the Original Agreement as amended and restated pursuant to the Credit Agreement and agree that the Existing Security Agreement shall be amended by (a) substituting a reference to the Credit Agreement as herein defined in place of each reference to the Original Agreement (whether referred to by the full name of the Original Agreement or by any other name which refers thereto by definition); (b) substituting for all references to specific sections of the Original Agreement references to the sections of the Credit Agreement which contain the condition precedent, covenant, notice, default or event of default, as amended, as applicable, included in such section of the Original Agreement; and (c) substituting for the definition of each capitalized term defined by reference to the Original Agreement the definition of such capitalized term set forth in the Credit Agreement, including without limitation the definition of the term "Obligations". The parties hereto further acknowledge and agree that each reference to the "Agent" in the Existing Security Agreement shall be a reference to the Agent as defined in the preamble hereto.

         2. SECURITY AGREEMENT. The parties hereto acknowledge and agree that wherever the term "Perfection Certificate" is used in the Security Agreement it shall refer to the Amended and Restated Perfection Certificate, dated as of the date hereof, and delivered to the Agent pursuant to the Credit Agreement.

         3. CONTINUED VALIDITY OF SECURITY AGREEMENT. Except as specifically amended by this Amendment, the Existing Security Agreement shall remain in full force and effect, and the Borrower reaffirms the continued validity of the Existing Security Agreement as amended on the date hereof. The Existing Security Agreement and this Amendment shall be read and construed as a single agreement. All references in the Existing Security Agreement or any related agreement or instrument to the Existing Security Agreement shall hereafter refer to the Existing Security Agreement as amended hereby.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that all the representations and warranties as set forth in the Existing Security Agreement are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.

         5. DEFINITIONS. Each capitalized term used herein without specific definition shall have the same meaning herein as in the Credit Agreement.

         6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any right of the Agent or any Banks consequent thereon.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         9. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed by each of the Borrower and the Agent and the occurrence of the Closing Date under the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Security Agreement to be executed by their duly authorized officers as a document under seal as of the date first set forth above.

                                            CONNECTIVITY PRODUCTS
                                            INCORPORATED

                                            By:  /s/ James S. Harrington
                                                 ------------------------------
                                                 James S. Harrington, President

                                            NBD BANK,
                                            as Agent

                                            By:  /s/ Erik W. Bakker
                                                 ------------------------------
                                                 Erik W. Bakker, Vice President

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                    May ____, 1996

         Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared James S. Harrington, who acknowledged that he is the President of CONNECTIVITY PRODUCTS INCORPORATED, that the foregoing instrument was signed and sealed on behalf of said corporation with appropriate authority, and that said instrument was the free act and deed of said corporation.

                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:

STATE OF MICHIGAN          )
                           )  ss.
County of Wayne            )

         On this ______ day of May, 1996, before me personally appeared Erik W. Bakker, a Vice President of NBD Bank, to me known to be the person described in and who executed the foregoing instrument, and who acknowledged that he executed the same as his free act and deed for the said Bank.

                                                    ---------------------------
                                                    Notary Public

My commission expires: ____________, 19